UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 10, 2015

McDERMOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Republic of Panama	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

757 N. Eldridge Parkway Houston, Texas	77079
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2015, McDermott International, Inc. (“McDermott”) announced that Mr. Tony Duncan, Senior Vice President, Project Support, has resigned from his positions with McDermott, effective November 10, 2015. Mr. Duncan will be pursuing other business opportunities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Stuart Spence
Stuart Spence
Executive Vice President and Chief Financial Officer

Date: November 10, 2015